Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Polomar Health Services, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terrence M. Tierney, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the company.

/s/ Terrence M. Tierney
Terrence M. Tierney
Interim President and Chief Financial Officer (Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)
November 19, 2024